     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2000


                                                            FILE NOS. 333-20899
                                                                      811-08041

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A


  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
     POST-EFFECTIVE AMENDMENT NO. 4


                                      AND


  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
            AMENDMENT NO. 5


                             ATLAS INSURANCE TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               794 DAVIS STREET
                         SAN LEANDRO, CALIFORNIA 94577
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 297-7444

                               LARRY E. LACASSE
                               794 DAVIS STREET
                         SAN LEANDRO, CALIFORNIA 94577
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copy to:

                             MICHAEL GLAZER, ESQ.
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                            555 SOUTH FLOWER STREET
                         LOS ANGELES, CALIFORNIA 90071

                                 ------------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


        IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
-----


  X     ON MAY 1, 2000 PURSUANT TO PARAGRAPH (b)
-----


        60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
-----


        ON (DATE) PURSUANT TO PARAGRAPH (a) (1)
-----


        75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
-----

        ON  (DATE)   PURSUANT TO PARAGRAPH (a)(2)
-----      ---------
--------------------------------------------------------------------------------



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

                             ATLAS INSURANCE TRUST

                         ATLAS BALANCED GROWTH PORTFOLIO
                           PROSPECTUS - MAY 1, 2000


TABLE OF CONTENTS
                                                                          PAGE
RISK/RETURN SUMMARY                                                         2
--------------------------------------------------------------------------------

THE UNDERLYING ATLAS FUNDS                                                  5
--------------------------------------------------------------------------------

OTHER INVESTMENT STRATEGIES AND RISKS                                       7
--------------------------------------------------------------------------------

FUND MANAGEMENT AND DISTRIBUTION                                            8
--------------------------------------------------------------------------------

OTHER PORTFOLIO INFORMATION                                                 8
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                        9
--------------------------------------------------------------------------------

                                     [LOGO]
                     ATLAS ANNUITIES-Registered Trademark-

                The annuities you want from the people you trust

                                NOT FDIC INSURED

The Trust, like all mutual funds, is registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the Trust. It is against the law for anyone to state otherwise.

RISK RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The Atlas Balanced Growth Portfolio seeks long-term growth of capital and moderate current income. The portfolio is designed to provide broad diversification among equity, fixed income, and money market securities. It is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments.


STRATEGY

     The portfolio will allocate its assets among a group of up to eight underlying Atlas mutual funds. The amounts allocated to each fund may vary within the following ranges:

                                                               Investment Range
Atlas Fund                                                     for the Portfolio
Balanced...................................................................0-40%
Emerging Growth............................................................0-40%
Global Growth..............................................................0-40%
Growth and Income..........................................................0-40%
Strategic Growth...........................................................0-40%
Strategic Income...........................................................0-25%
U.S. Government and Mortgage Securities....................................0-25%
U.S. Treasury Money........................................................0-25%

     The portfolio will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. The allocation may be adjusted for Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying funds. Under normal market conditions, 40 to 80% of assets will be invested in stocks, 10 to 40% in bonds, and 0 to 20% in cash and money market securities.

     Investments in the underlying funds do not necessarily correspond with a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.

RISKS

     The portfolio's share price will fluctuate with changing market conditions, as will the share prices of the underlying funds. Since the portfolio's price will vary, you could lose money on your investment.

     The risks are generally the same as for other mutual funds:

- MARKET RISK: The market value of stocks will fluctuate with changing market and economic conditions.

- INTEREST RATE RISK: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

RISK RETURN SUMMARY
--------------------------------------------------------------------------------
(CONTINUED)

- CREDIT RISK: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- PREPAYMENT RISK: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

- CURRENCY RISK: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

     The portfolio will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate risk because of the smaller allocation to bonds and cash.

     A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.


PAST PERFORMANCE

--------------------------------------------------------------------------------
The following information shows how total return has varied over time. Performance does not reflect insurance company charges, and, if they were included, returns would have been lower. Past performance is no guarantee of future results.

[GRAPH]

--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)
                                                              '99     '98

                                                              29.4    12.7

--------------------------------------------------------------------------------
 BEST QUARTER:                     Q4 '99                           22.94%
 -------------------------------------------------------------------------------
 WORST QUARTER:                    Q3 '98                          - 9.36%
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/99

                                                                   INCEPTION
                                             1 YEAR                (9/30/97)
--------------------------------------------------------------------------------
 PORTFOLIO                                   29.41%                  17.57%
--------------------------------------------------------------------------------
 LEHMAN BROTHERS
 AGGREGATE BOND INDEX                        -0.82%                   4.73%
--------------------------------------------------------------------------------
 S&P 500 INDEX                               21.04%                  23.24%
--------------------------------------------------------------------------------
CALL 1-800-933-ATLAS FOR CURRENT PERFORMANCE.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
(CONTINUED)

BENEFITS OF DIVERSIFICATION

     The portfolio offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the portfolio's performance could benefit from the diversified returns of many types of securities.

     The portfolio invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the portfolio invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds and convertible securities.

     The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising. Therefore, a major benefit of the portfolio is the potential for attractive long-term returns with reduced volatility.

     On the other hand, the portfolio's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly. However, the underlying funds are not available in variable annuity contracts.

     If you seek broad diversification in a single investment and a reasonable level of stock market exposure, the Atlas Balanced Growth Portfolio could be an appropriate part of your overall investment strategy.

THE UNDERLYING ATLAS FUNDS
--------------------------------------------------------------------------------

     The objectives, strategies, and risks of the underlying Atlas Funds are described below.

BALANCED FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth and current income with capital preservation.

- STRATEGY: The fund invests in stocks and U.S. Government and investment grade corporate bonds. At least 25% of assets are invested in bonds. The fund's managers look for "growth at a reasonable price" in selecting a well-diversified mix of stocks from a variety of economic sectors. The mix of stocks, bonds, and cash is adjusted to take advantage of "up markets" and conserve capital in "down markets," while maintaining a stream of income.

- RISKS: The fund is subject to market risk and interest rate risk. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.


EMERGING GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively with no intent to provide current income.

- STRATEGY: The fund invests primarily in common stocks of small (market capitalization of less than $2.5 billion), growth-oriented companies in the U.S. that are beyond their start-up periods but are not yet well-established. Fund managers look for businesses with superior and sustainable revenue and earnings growth, favorable prospects for increasing demand, and leadership potential in their market sectors. Often these companies are developing new products or entering new markets.

- RISKS: The fund is subject to market risk and the special risks associated with investing in small companies.


GLOBAL GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively with no intent to provide current income.

- STRATEGY: The fund invests primarily in growth-oriented stocks of domestic and foreign companies, without regard to market capitalization. It usually invests a substantial portion of assets in the U.S. and developed markets in western Europe. Fund managers use a "global theme" approach to selecting investments, and they currently believe the following areas offer the most promise for long-term growth: mass affluence, new technologies, corporate restructuring, and aging of the population.

- RISKS: The fund is subject to market risk and the special risks associated with foreign investing. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.


GROWTH AND INCOME FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth and some current income.

- STRATEGY: The fund invests primarily in growth-oriented and value stocks of large, well-known U.S. companies. It also invests in preferred stocks and convertible securities and may invest in bonds. Unlike many funds that follow a single investment style, the fund selects a combination of growth stocks, believed to have superior earnings prospects, and value

THE UNDERLYING ATLAS FUNDS
--------------------------------------------------------------------------------
(CONTINUED)

stocks that trade at attractive prices.

- RISKS: The fund is subject to market risk and some interest rate risk. Over the long term, share price is expected to fluctuate less than funds that invest primarily in small companies or foreign securities.


STRATEGIC GROWTH FUND

- INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively with no intent to provide current income.

- STRATEGY: The fund invests primarily in stocks of medium to large, growth-oriented U.S. companies. Its stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. Fund managers look for companies with favorable earnings momentum believed to be sustainable over time.

- RISKS: The fund is subject to market risk. Over the long term, share price is expected to fluctuate less than funds that invest primarily in small companies or foreign securities.


STRATEGIC INCOME FUND

- INVESTMENT OBJECTIVE: The fund seeks high current income consistent with capital preservation.

- STRATEGY: The fund allocates its investments among three broad sectors of the bond market: U.S. Government Securities, foreign fixed income debt, and high-yield, lower-rated bonds of U.S. companies ("junk bonds"). It seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

- RISKS: The fund is subject to interest rate risk and the special risks associated with foreign investing and junk bonds.


U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

- INVESTMENT OBJECTIVE: The fund seeks high current income with capital preservation.

- STRATEGY: The fund invests primarily in mortgage-backed securities issued by the following U.S. Government agencies: the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

- RISKS: The fund is subject to interest rate and prepayment risk.


U.S. TREASURY MONEY FUND

- INVESTMENT OBJECTIVE: The fund seeks high current income with maximum safety, liquidity, and stability of principal.

- STRATEGY: The fund invests solely in short-term Treasury securities guaranteed by the full faith and credit of the U.S. Government. Fund managers select issues with varying maturities, based on the outlook for interest rates.

- RISKS: The fund is subject to interest rate risk.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

     MORTGAGE-BACKED SECURITIES: The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests primarily in mortgage-backed securities, which are secured by a pool of mortgage loans. Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the underlying property is refinanced, sold, or foreclosed.

     OPTIONS AND FUTURES: Options and futures are types of derivative investments. Each of the underlying funds except the U.S. TREASURY MONEY FUND may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities. The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.
     Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

     OTHER DERIVATIVE INVESTMENTS: The STRATEGIC INCOME FUND and the EMERGING GROWTH FUND can invest in several other types of derivatives. Some are used for hedging purposes, and others offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies. Use of derivatives may cause a fund to realize less income than expected and to lose money.

     JUNK BONDS: The STRATEGIC INCOME FUND may invest in "junk bonds," which are securities rated "Ba" and below by Moody's Investors Services, Inc., or "BB" and below by Standard and Poor's. They may be rated as low as "C" or "D" and may be in default at the time of purchase.
     Junk bonds are riskier than investment grade bonds. There also may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. The fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

     SMALL COMPANIES: The EMERGING GROWTH FUND invests primarily in the stocks of smaller companies that usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund's share price may fluctuate more than funds that invest in larger companies.

     DEFENSIVE INVESTMENTS: At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments.

     PORTFOLIO TURNOVER: All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------
(CONTINUED)

     Annual portfolio turnover of 100% or more is considered high. The portfolio turnover rate for each of the underlying funds varies widely from year to year, and may exceed 100% in some years. The portfolio's turnover rate will also vary based on the size and frequency of allocation adjustments made by Atlas Advisers. (See "Financial Highlights" for the portfolio's historical turnover rate.)

FUND MANAGEMENT AND DISTROBUTION
--------------------------------------------------------------------------------

     Atlas Advisers Inc., 794 Davis Street, San Leandro, California 94577, provides portfolio management services to the BALANCED GROWTH PORTFOLIO, the U.S. TREASURY MONEY FUND, and the U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND. Atlas Advisers supervises the provision of similar services to the other underlying funds by Oppenheimer Funds, Inc., located at Two World Trade Center, New York, New York 10048.
     The portfolio pays Atlas Advisers a fee at an annual rate of 0.25% of the portfolio's average net assets. Atlas Advisers has agreed to reduce its fee and absorb expenses, if necessary, in order to limit total direct operating expenses to an annual rate of 0.50%. For the fiscal year ended December 31, 1999, Atlas Advisers received no fees from the Balanced Growth Portfolio for the provision of portfolio management services.
     Atlas Advisers is responsible for providing or overseeing all aspects of the portfolio's day-to-day operations and has retained investment professionals with substantial experience in managing investments. A committee comprised of senior management is responsible for implementing the portfolio's investment program.
     Shares of the portfolio are distributed by Atlas Securities, Inc., which serves as the principal underwriter.

OTHER PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

     NET ASSET VALUE OF THE PORTFOLIO: The net asset value per share is determined at the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open. Net asset value per share is calculated by dividing the total market value of the portfolio's investments by the total number of outstanding shares. The portfolio's primary investments are the underlying Atlas Funds, which are also priced at the close of the exchange.

     DIVIDENDS: The Trust normally declares and distributes net investment income and any short-term and long-term capital gains of the portfolio at least annually.

     TAXES: Tax consequences to variable annuity contract holders are described in a separate prospectus issued by PFL Life. The Statement of Additional Information also includes a discussion of tax considerations. Please consult your tax adviser regarding your individual circumstances.

FINANCIAL HIGHLIGHTS
--------------------

     This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The portfolio's independent accountants, Deloitte & Touche LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

------------------------------------------------------------------------------------------------------------------
                                                                        1999(1)         1998(1)        1997(2)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................     $    10.26        $   9.33       $   10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ....................................           1.34            0.58            0.55
     Net realized and unrealized gain (loss) on investments               1.68            0.61           (0.68)
     Total from investment operations .........................           3.02            1.19           (0.13)


LESS DISTRIBUTIONS:
     Distributions from net investment income .................          (1.34)          (0.26)          (0.54)
     Distributions from net realized gain on investments ......          (0.26)             --              --
     Total Distributions ......................................          (1.60)          (0.26)          (0.54)
     Net asset value, end of period ...........................     $    11.68        $  10.26       $    9.33
     Total return, aggregate(3)................................          29.41%          12.70%          -1.28%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's) ........................     $   15,778        $ 12,560       $   3,512
     Ratio of expenses to average net assets(4):
         Before expense waivers and reimbursements ............           0.95%           1.34%           2.82%
         After expense waivers and reimbursements .............           0.50%           0.50%           0.50%
     Ratio of net investment income to average net assets(4)...          12.40%           6.73%          38.25%
     Portfolio turnover rate ..................................          64.47%         114.79%           1.49%
------------------------------------------------------------------------------------------------------------------

1 For the year ended December 31
2 For the period September 30, 1997 (inception of operations) to December 31,
  1997
3 Total return assumes purchase at net asset value at the beginning of the period
4 Annualized when the period presented is less than one year

        HOW TO OBTAIN MORE INFORMATION ABOUT THE TRUST AND THE PORTFOLIO.

     You can find more information about the underlying funds' investment policies in the Atlas Funds prospectus and the Trust's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus, making it legally part of the prospectus. It is available free of charge.

     To request a copy of the SAI, please call us at 1-800-933-ATLAS (1-800-933-2852). If you have access to the Internet, you can find the SAI at the Securities and Exchange Commission's Web site at www.sec.gov. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC charges a duplicating fee for this service.

     You can find further information about the Trust in our annual and semi-annual shareholder reports. These reports discuss the market conditions and investment strategies that significantly affected performance during the previous fiscal period. To request a copy of the most recent annual or semi-annual report, please call us at 1-800-933-ATLAS (1-800-933-2852).

                              Atlas Insurance Trust
                                794 Davis Street
                              San Leandro, CA 94577




                                     [LOGO]
                     ATLAS ANNUITIES-Registered Trademark-

               The annuities you want from the people you trust.


                             SEC File No. 811-08041

                                   PART B

                            ATLAS INSURANCE TRUST

                --------------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION

                --------------------------------------------




                             ATLAS INSURANCE TRUST

                               794 DAVIS STREET
                         SAN LEANDRO, CALIFORNIA 94577
                       1-800-933-ATLAS (1-800-933-2852)

                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information ("Statement"), which may be amended from time to time, concerning Atlas Insurance Trust (the "Trust") is not a Prospectus for the Trust. This Statement supplements the Prospectus dated
May 1, 2000 and investors should read it in conjunction with that Prospectus. A copy of the Prospectus, which may be amended from time to time, is available without charge by writing or calling the Trust at the address or telephone number printed above.


The date of this Statement of Additional Information is May 1, 2000.


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Description of Certain Securities and Investment Policies................ B-1
Fundamental Investment Restrictions...................................... B-24
Portfolio Turnover....................................................... B-26
Management of the Trust.................................................. B-26
Investment Management and Other Services................................. B-29
Execution of Portfolio Transactions...................................... B-31
Determination of Net Asset Value......................................... B-31
Share Purchases and Redemptions.......................................... B-34
Redemptions in Kind...................................................... B-34
Taxes.................................................................... B-34
Additional Information................................................... B-35
Investment Results....................................................... B-35
Financial Statements..................................................... B-37
Appendix I--Description of Rating........................................ B-38
Appendix II--Industry Classifications.................................... B-41


           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT POLICIES

The investment objectives and policies of the Atlas Balanced Growth
Portfolio and the underlying Atlas Funds are described in the Prospectus. Supplemental information about those policies is set forth below. As described in the Prospectus, the Portfolio invests in the underlying Atlas Funds. As a result, shareholders of the Portfolio will be affected by the policies of such funds in direct proportion to the amount of assets the Portfolio allocates to the Funds pursuing such policies. Certain capitalized terms used in this Statement are defined in the Prospectus.


INVESTMENT RISKS.

The various risks associated with an investment in the Portfolio are described in the Prospectus. Like other mutual funds that invest primarily in equity securities, an investment in the Portfolio involves stock market risk and to a lesser extent interest rate risk. Specific risks encountered by the underlying Atlas Funds are described in the following paragraphs.

With the exception of U.S. Government securities, the debt securities the Atlas Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.


SPECIAL RISKS - HIGH YIELD SECURITIES.

As stated in the Prospectus, the corporate debt securities, in which the Atlas Strategic Income Fund will invest may be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. The fund's Subadviser will not rely solely on the ratings assigned by rating services and may invest, without limitation in unrated securities which offer, in the opinion of the Subadviser, comparable yields and risks as those rated securities in which the Fund may invest.

Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

REPURCHASE AGREEMENTS.

Each underlying Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions in portfolio securities with member banks of the Federal Reserve System with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Subadviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. Advisers, or the Subadviser if applicable, acting under the supervision of the Board of Directors of the Atlas Funds, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act.


MORTGAGE-BACKED SECURITIES.

As noted in the Prospectus, the Government Fund and the Strategic Income Fund may invest in mortgage-backed securities, including privately issued mortgage related bonds and mortgage-backed securities.

Under normal conditions, the Atlas U.S. Government and Mortgage Securities Fund will invest at least 50% of its assets in U.S. Government securities, including GNMA securities and government agency mortgage securities such as FNMA and FHLMC securities. At least 25% of the assets of the Fund will be invested in mortgage securities, including U.S. Government mortgage securities, such as GNMA, FNMA, and FHLMC securities, and privately issued mortgage securities.

The Government Fund invests substantially in mortgage-backed securities issued by GNMA, FNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will

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result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

Privately issued mortgage related bonds and mortgage-backed securities are issued by financial institutions such as commercial banks, thrift institutions, mortgage bankers and securities broker-dealers. Mortgage related bonds are general obligation, fixed-income securities collateralized by mortgages. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") as authorized under the Internal Revenue Code. CMOs are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs may be issued by a U.S. Government agency such as FHLMC and collateralized by U.S. Government or government agency mortgage securities, or by private issuers and collateralized by U.S. Government and/or government agency mortgage securities or by privately issued mortgage securities.


To reduce risk, the Government Fund generally invests in issues from U.S. Government agencies, such as GNMA, FNMA, and FHLMC, and collateralized by U.S. Government or government agency mortgage securities. It may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers. Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates and are structured to direct payments of interest and principal to different series or classes of the obligations.


The U.S. Government and the Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities in which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

In order to secure yields or prices deemed advantageous at the time, all underlying Atlas Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

At the time an underlying Atlas Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the

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transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When an underlying Atlas Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade, liquid securities in an amount equal to the amount of its when-issued or firm commitment obligation. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

When-issued transactions and forward commitments may be used by a Fund use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS.

The Atlas U.S. Government and Mortgage Securities Fund and the Atlas
Strategic Income Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by the Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or instrumentality, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described in the Prospectus with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.


OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL UNDERLYING ATLAS FUNDS, EXCEPT THE ATLAS U.S. TREASURY MONEY FUND, ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1. PURCHASING PUT AND CALL OPTIONS ON SECURITIES.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security to the writer of the option at a fixed strike price. The option may give the Fund the right to sell

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

only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is the option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund could expect to suffer a loss if security prices did not rise sufficiently to offset the cost of the option. The value of debt securities underlying calls purchased by the Atlas Strategic Income Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e., securities with maturities of less than one year).

2. WRITING PUT AND CALL OPTIONS ON SECURITIES.

When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

3. SECURITIES INDEX OPTION TRANSACTIONS.

A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

The Trust expects that an underlying Atlas Fund's options transaction will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indices, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indices underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

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

4. COMBINED OPTION POSITIONS.

A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5. RISKS OF TRANSACTIONS IN OPTIONS.

An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the

                                     B-8

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index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, might be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

The Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which Advisers or the Subadviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL UNDERLYING ATLAS FUNDS, EXCEPT THE U.S. TREASURY MONEY FUND, ARE ELIGIBLE TO ENTER INTO THE FOLLOWING TRANSACTIONS).

1. INTEREST RATE FUTURES TRANSACTIONS.

The underlying Atlas Funds may purchase or sell interest rate futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date and price.

No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker through which it entered into the contract an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain is entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's

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investment limitations. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Subadviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

The purpose of the acquisition or sale of a futures contract by an underlying Fund is to protect that Fund from fluctuations in rates on securities without actually buying or selling the securities. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio. Interest rate futures contracts are currently traded on the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange
(CME) and the New York Futures Exchange. Among the securities on which interest rate futures contracts are currently based are long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA pass-through securities, three-month U.S. Treasury bills, municipal bond futures and ninety-day commercial paper.

2. SECURITIES INDEX FUTURES CONTRACTS.

When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices

                                    B-10

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subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS.

An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of Advisers, or the Subadviser if applicable, to forecast movements in the direction of interest rates and/or market prices. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates and/or market prices.

As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates and/or market prices, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contracts and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

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Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. There is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5. LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS IN FUTURES.

Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the eligible underlying Atlas Funds are subject to the following limitations in order that they not be deemed a "commodity pool operator":

    (a) The Funds will use futures contracts and related options solely for bona fide hedging purposes within the meaning of Commodity Futures Trading Commission regulations; provided that a Fund may hold long positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions in an amount not in excess of the limitation in paragraph (b); and

    (b) The Funds will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts a Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

In addition, the Funds do not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

These limitations on the underlying Atlas Funds' investments in futures contracts and options, and the underlying Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies.

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Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

An underlying Atlas Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and other liquid securities with a value sufficient to cover its potential obligations.

An underlying Atlas Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


OTHER DERIVATIVE INVESTMENTS.

As noted in the Prospectus, a "derivative investment" is an investment whose performance is limited to the performance of another investment or security. In addition to options and futures contracts described above, the Strategic Income and Emerging Growth Funds can invest in different kinds of "derivative investments." One type of derivative the Atlas Strategic Income and Emerging Growth Funds may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount as for a typical note. Another derivative investment the Funds may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

Other derivative investments the Atlas Strategic Income and Emerging Growth Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

Other risks of investing in derivatives are that the company issuing the derivative may not pay the amount due upon maturity, and that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

INTEREST RATE SWAPS.

The Atlas U.S. Government and Mortgage Securities Fund and the Atlas
Strategic Income Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (in the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.


SWAP OPTIONS.

The Atlas U.S. Government and Mortgage Securities Fund and the Atlas
Strategic Income Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.


CAPS AND FLOORS.

The Atlas U.S. Government and Mortgage Securities Fund and the Atlas
Strategic Income Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.


RISKS ASSOCIATED WITH SWAPS.

The risks associated with interest rate swaps and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the underlying Atlas Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the underlying Atlas Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.


SMALL, UNSEASONED COMPANIES.

Each Stock Fund may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and price volatility of the former, each Stock Fund, other then the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


CONVERTIBLE SECURITIES.

Each Stock Fund and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.


WARRANTS.

Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Each Stock Fund may invest up to 2% of its assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


FOREIGN SECURITIES.

Each underlying Atlas Fund (other than the U.S. Treasury Money Fund and the U.S. Government and Mortgage Securities Fund) may invest varying amounts of its assets in foreign securities which offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

Because an underlying Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

     - reduction of income by foreign taxes;

     - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

     - transaction charges for currency exchange;

     - lack of public information about foreign issuers;

     - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

     - less volume on foreign exchanges than on U.S. exchanges;

     - greater volatility and less liquidity on foreign markets than in the U.S.;

     - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

     - greater difficulties in commencing lawsuits against foreign issuers than U.S. issuers;

     - higher brokerage commission rates and custodial costs than in the U.S.;

     - increased risks of delays in settlement or portfolio transactions or loss of certificates evidencing portfolio securities;

     - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

     - differences between the U.S. economy and foreign economies.

In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be re-imposed.

The underlying Atlas Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.


DEBT SECUTITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

As stated in the Prospectus, the Atlas Strategic Income Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged by the Subadviser on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

     - any collateralized repayment of principal at final maturity;

     - the collateralized interest payments;

     - the uncollateralized interest payments; and

     - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since a portion of the assets of each underlying Atlas Fund (other than the U.S. Treasury Money Fund and the U.S. Government and Mortgage Securities Fund) may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The underlying Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

When an underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When Advisers, or a Fund's Subadviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The protection of such a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies.

However, the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Each underlying Atlas Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Subadviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each underlying Atlas Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by Advisers or the Subadviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Advisers or the Subadviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.


LOANS OF PORTFOLIO SECURITIES.

Each underlying Atlas Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Atlas Funds, Advisers or the Subadviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.


BORROWING.

From time to time, the Atlas Global Growth Fund, the Atlas Strategic Income Fund, the Atlas Strategic Growth Fund and the Atlas Emerging Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made by a Fund only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.


ILLIQUID AND RESTRICTED SECURITIES.

As a matter of operating policy, each of the Funds and the Portfolio will limit investment in illiquid assets to no more than 10% of total assets. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.


ZERO COUPON SECURITIES.

The underlying Atlas Funds (other than the U.S. Treasury Money Fund) may invest in zero coupon securities issued by the U.S. Treasury or by corporations. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are:
(i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debenture that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.


DEBT SECURITIES OF U.S. COMPANIES.

The Atlas Strategic Income Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) as well as preferred stocks.

The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.


PREFERRED STOCKS.

The underlying Atlas Stock Funds may invest in preferred stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends on common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


PARTICIPATION INTERESTS.

The Atlas Strategic Income Fund may invest in participation interests, subject to the limitation, described in "What are the Portfolio's Investment Limitations?" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets may be invested in participation interests of the same issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrower, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or might suffer a loss of principal and/or interest. The Fund's Subadviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness.


ASSET-BACKED SECURITIES.

These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.


SHORT SALES AGAINST-THE-BOX.

In such short sales, while the short position is open, the underlying Atlas Stock Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.


FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.

The underlying Atlas Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate.

Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Investment Adviser or Subadviser, be equivalent to the quality standard prescribed for the Fund. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


                      FUNDAMENTAL INVESTMENT RESTRICTIONS


The Portfolio has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Portfolio (which is defined in the 1940 Act) to mean the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. These restrictions provide that the Portfolio may not:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in the underlying Atlas Funds or other registered investment companies) if with respect to 75% of the Portfolio's assets, as a result, more than 5% of the value of such assets of the Portfolio would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.

    (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of the Portfolio's total assets, provided that there is no limitation with respect to investments in
  (i) other investment companies; (ii) obligations of the United States Government, its agencies or instrumentalities; and (iii) obligations of domestic banks. For purposes of this policy, the Portfolio has adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3) Invest in companies for the purpose of exercising control or management.

    (4) Purchase or sell real estate or real estate limited partnership interests; provided, however, that the Portfolio may invest in an underlying Atlas Fund that invests in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (5) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Portfolio may invest in an underlying Atlas Fund that may purchase and sell interest rate futures contracts and related options, stock index futures contracts and related options and forward foreign currency contracts.

    (6) Mortgage, pledge or in any other manner transfer, as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement by an underlying Atlas Fund, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts by an underlying Atlas Fund will not be deemed to be pledges of the Portfolio's assets.

    (7) Purchase securities on margin or effect short sales, except that the Portfolio may invest in an underlying Atlas Fund that may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the underlying Atlas Stock Funds may effect short sales against-the-box.

    (8) Engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of the Portfolio's securities.

    (9) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Portfolio may enter into repurchase agreements and may make loans of portfolio securities.

    (10) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers and the underlying Atlas Funds) of the Portfolio or of the Trust.

    (11) Borrow money, except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Portfolio's total assets. The Portfolio will not purchase securities if such borrowings are outstanding in excess of 5% of the value of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

    (12) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of Portfolio investment policies or restrictions.


                              PORTFOLIO TURNOVER


For reporting purposes, the Portfolio calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining portfolio turnover, the Portfolio excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term money market securities) were replaced once during the fiscal year.

The Portfolio will purchase or sell securities to: (i) accommodate purchases and sales of the Portfolio's shares; (ii) change the percentages of the Portfolio's assets invested in each of the underlying Atlas Funds in response to market conditions; and (iii) maintain or modify the allocation of the Portfolio's assets among the underlying Atlas Funds within the percentage limits described in the Prospectus. The Portfolio's portfolio turnover rate was 1.49% for its fiscal period ended December 31, 1997, and was 114.79% and 64.47% for its fiscal years ended December 31, 1998, and 1999, respectively.


                            MANAGEMENT OF THE TRUST


ORGANIZATION.

Atlas Insurance Trust (the "Trust") is an open-end, management investment company, or mutual fund, offering a choice of investment portfolios or funds to investors through the purchase of the Atlas Portfolio Builder variable annuity contracts issued by PFL Life Insurance Company ("PFL Life"). The Trust currently consists of one investment portfolio, the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying Atlas Funds are diverisified investment companies.

When you purchase an Atlas Portfolio Builder variable annuity contract, you may allocate all or a portion of your premium payments to the Portfolio as an investment option under such contract. The Atlas Portfolio Builder, in turn, places orders to purchase and redeem shares of the Portfolio based on the amount of premium payments to be invested and surrender and transfer requests to be effected on that date.

The Trust is governed by a Board of Trustees. The Board of Trustees meets periodically throughout the year and supervises the business activities of the Trust, which include the hiring and supervision of professionals to administer the Portfolio, approval of contracts, election of officers, and approval of auditor selection and reports. The Trustees bring to the Portfolio extensive experience in investments, financial services management, economics, and accounting. Their primary responsibility in overseeing the Portfolio is to serve the investors' best interests.

The Trust was organized as a business trust under the laws of Delaware on October 23, 1996. The Trust may issue an unlimited number of shares of beneficial interest all having no par value. Since the Trust may offer multiple investment Portfolios, it is known as a "series company." Shares of a

Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions.


TRUSTEES AND OFFICERS.

The Trustees and officers of Atlas Insurance Trust (the "Trust"), their business addresses and principal occupations during the past five years are:

                                    POSITIONS                PRINCIPAL OCCUPATIONS
 NAME, AGE AND ADDRESS                HELD                  AND BUSINESS EXPERIENCE
 ---------------------            --------------        ---------------------------------
Marion O. Sandler; 69 (1).......  Trustee,              Chairman of the Board and Chief
 1901 Harrison Street             President and         Executive Officer of Atlas As-
 Oakland, CA 94612                Chief                 sets, Inc. ("Atlas Funds"), Chief
                                  Executive             Executive Officer World Savings and
                                  Officer               Loan Association ("World Sav-
                                                        ings"), and Golden West Financial
                                                        Corporation ("GWFC"). President
                                                        and Chief Executive Officer of
                                                        Atlas Advisers, Inc. ("Advisers")
                                                        and Atlas Securities, Inc. ("Dis-
                                                        tributor")

Barbara A. Bond, 53 (2)(3)......  Trustee               Director of the Atlas Funds, Cer-
 Hood and Strong                                        tified Public Accountant/Tax
 101 California Street                                  Partner of Hood and Strong
 San Francisco, CA 94111

Russell W. Kettell, 56..........  Trustee               Director of the Atlas Funds,
 1901 Harrison Street                                   President of GWFC and Senior Ex-
 Oakland, CA 94612                                      ecutive Vice President of World
                                                        Savings

Daniel L. Rubinfeld, 55 (2)(3)..  Director              Professor of Law and Economics
University of California                                University of California, Berkeley.
School of Law, 788 Boalt Hall                           Deputy Assistant Attorney General,
Berkeley, CA 94720                                      U.S. Department of Justice, June 1997 -
                                                        December 1998; Consultant and Director
                                                        of LECG, a unit of Navigant Consulting,
                                                        Inc., since January 1999

                                    POSITIONS                PRINCIPAL OCCUPATIONS
 NAME, AGE AND ADDRESS                HELD                  AND BUSINESS EXPERIENCE
 ---------------------            --------------        ---------------------------------
David J. Teece, 51 (2)(3).....    Trustee               Director of the Atlas Funds, Pro-
 University of California                               fessor, Haas School of Business, and
 IMIO #1930                                             Director, Institute of Management,
 Haas School of Business S-402                          Innovation and Organization, University
 Berkeley, CA 94720                                     of California Berkeley. Director of LECG,
                                                        a unit of Navigant Consulting, Inc.
                                                        the Board LECG, Inc. a New York Stock
                                                        Exchange listed professional services
                                                        firm

Larry E. LaCasse, 57 (1)......    Group Senior          1992 to present--Group Senior
 794 Davis Street                 Vice President        Vice President of Atlas Funds,
 San Leandro, CA 94577            and Chief             Advisers and Distributor; 1988 to
                                  Operating             Present--Chief Operating Officer
                                  Officer               of the Adviser and the Distribu-
                                                        tor; 1988-1991 Senior Vice Presi-
                                                        dent of the Adviser and the Dis-
                                                        tributor

Steven J. Gray, 45 (1)........    Vice                  1992 to present--Vice President,
 794 Davis Street                 President,            Chief Legal Counsel and Secretary
 San Leandro, CA 94577            Chief Legal           of Atlas Funds, Adviser and Dis-
                                  Counsel and           tributor
                                  Secretary

Gene A. Johnson 48 (1)........    Assistant             1998 to present--Assistant Vice
 794 Davis Street                 Vice President        President and Treasurer of Atlas Funds
 San Leandro, CA 94577            and Treasurer         and the Trust; 1994-1998 Manager of Fund
                                                        Accounting for the Atlas Funds.


--------
(1) Trustee or officer who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2) Member of the Contracts Committee.
(3) Member of the Audit Committee.

As of March 15, 2000, PFL Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-001, an Iowa corporation and the issuer of the Atlas Portfolio Builder variable annuity contracts, owned of record an aggregate of approximately 99.13% of the outstanding shares of the Portfolio. As of that date, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of Advisers and the Distributor, owned beneficially and of record an aggregate of approximately 0.87% of the outstanding shares of the Portfolio, and none of the officers and trustees owned any of the shares of the Portfolio.


The following table sets forth the aggregate compensation paid by the Atlas Funds and the Trust for the Trust's fiscal year ended December 31, 1998 to the Directors of the Atlas Funds that are not affiliated with Advisers (the same persons serve as the unaffiliated Trustees of the Trust) and the aggregate compensation paid to such Directors/Trustees for service on the Atlas Funds' Board and that of all other funds in the "company complex" (including the Trust), as defined in Schedule 14A under the Securities Exchange Act of 1934:

                                                                              TOTAL
                                                 PENSION OR                COMPENSATION
                                                 RETIREMENT                   FROM
                                                  BENEFITS    ESTIMATED     TRUST AND
                                   AGGREGATE     ACCRUED AS     ANNUAL       COMPANY
                                  COMPENSATION    PART OF      BENEFITS      COMPLEX
                                  FROM COMPANY     TRUST         UPON        PAID TO
            NAME                    COMPLEX       EXPENSES    RETIREMENT    DIRECTORS
            ----                  ------------   ----------   ----------   ------------
Barbara A. Bond..............     $19,750           None         N/A        $19,750(13)*
David J. Teece...............      17,550           None         N/A         17,550(13)*
David L. Rubinfeld...........      14,550           None         N/A         14,550(13)*
Marion O. Sandler............        None           None         N/A           None
Russell W. Kettell...........        None           None         N/A           None

--------
*  Indicates total number of funds in company complex.


                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Atlas Advisers, Inc. ("Advisers"), a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment manager/administrator to the Trust. Golden West Financial is a New York Stock Exchange listed Savings and loan holding company headquartered in Oakland, California. The Trust has entered into an Investment Management Agreement with Advisers dated August 6, 1997 (the "Management Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 19, 1999.


Pursuant to the Management Agreement, the Portfolio pays Advisers a fee at an annual rate of 0.25% of the Portfolio's average daily net assets. The Portfolio is responsible for its own operating expenses including, but not limited to: transfer agent, custodian, legal, and auditing fees and expenses; compensation of Trustees who are not interested persons of Advisers; taxes, if any; costs and expenses of calculating its daily net asset value, accounting, bookkeeping, and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials which are appropriately allocable to the Portfolio; printing and mailing prospectuses, statements of additional information, and reports to existing shareholders; and other expenses relating to the Portfolio's operations. As stated in the Prospectus, Advisers has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to an annual rate of 0.50%. For the fiscal year ended December 31, 1999, Advisers received no fees from the Portfolio.


The Management Agreement with respect to the Portfolio is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, or (ii) the vote of a majority of trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that either party thereto has the right with respect to any Portfolio to terminate it without penalty, upon 60 days written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The directors and officers of Advisers are: Marion O. Sandler (Director, President and Chief Executive Officer), James T. Judd (Director), James H. Hubbell (Director), Larry E. LaCasse (Group Senior Vice President and Chief Operating Officer), Steven J. Gray (Vice President, Chief Legal Counsel and Secretary), and Mary Jane Fross (Vice President and Controller).

PORTFOLIO MANAGERS FOR THE UNDERLYING ATLAS FUNDS.

Roberta A. Conger, Group Senior Vice President and Treasurer for World Savings, and Tim Stare, Vice President of World Savings, are portfolio managers for the Atlas U.S. Government and Mortgage Securities Fund and the Treasury Money Fund. Ms. Conger and Mr. Stare have had extensive experience managing mortgage-backed and mortgage related securities, money market instruments, bonds, and other debt obligations.






Edward J. Amberger, an Assistant Vice President of OppenheimerFunds, has been responsible for managing the Balanced Fund since February 29, 2000. Prior to joining OppenheimerFunds in April 1998, Mr. Amberger was an Assistant Vice President at Dean Witter for approximately one year, and a Portfolio Manager and research analyst with Bank of New York for approximately five years. The fixed income portion of the portfolio is managed by John S. Kowalik, Senior Vice President of OppenheimerFunds. Prior to joining OppenheimerFunds in July 1998, Mr. Kowalik was Managing Director and Senior Portfolio Manager for Prudential Investments.





The Portfolio Managers of the Growth and Income Fund are Bruce Bartlett and John
P. Doney. Mr. Bartlett, a Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the fund since July 5, 1995. Mr. Doney joined Mr. Bartlett on July 28, 1997. Previously, Mr. Bartlett was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Messrs. Bartlett and Doney are assisted by Associate Portfolio Manager James F. Turner, who is an Assistant Vice President of OppenheimerFunds, Inc. During the past five years, Mr. Turner has been a securities analyst with First American Investment Corp. and OppenheimerFunds, Inc.





Mr. Bartlett assumed responsibility for managing the STRATEGIC GROWTH FUND in June 1999. Mr. Amberger assists in managing the portfolio.


William L. Wilby has been responsible for managing the Global Growth Fund since inception on April 15, 1996. During the past five years, Mr. Wilby, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager for various funds managed by OppenheimerFunds. Previously, he was an international investment strategist at Brown Brothers, Harriman & Co.

Jay W. Tracey, III, Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the Emerging Growth Fund since inception on April 30, 1997. During the past five years, Mr. Tracey has served as an officer and portfolio manager for other funds managed by OppenheimerFunds. Earlier, he served as a managing director of Buckingham Capital Management. Mr. Tracy is assisted by Associate Portfolio Manager Susan Switzer, who is an Assistant Vice

President of OppenheimerFunds. Before joining OppenheimerFunds in August 1997, Ms. Switzer was an Associate Portfolio Manager with Neuberger and Berman, Inc. and an analyst and Associate Portfolio Manager with Mitchell Hutchins Asset Management, Inc.

Arthur P. Steinmetz and David P. Negri have been responsible for managing of the Strategic Income Fund since inception on May 20, 1996. During the past five years, Mr. Steinmetz, a Senior Vice President and Portfolio Manager of OppenheimerFunds, and Mr. Negri, a Vice President and Portfolio Manager of OppenheimerFunds, have each served as officers and portfolio managers of various funds managed by OppenheimerFunds.


PRINCIPAL UNDERWRITING AGREEMENT.

As described in the Prospectus, the Trust has adopted a Principal
Underwriting Agreement with Atlas Securities, Inc. (the "Distributor"), which serves as the sole underwriter and distributor of the Portfolio's shares. No commissions are paid with respect to sales of the Portfolio's shares.


                      EXECUTION OF PORTFOLIO TRANSACTIONS


The investment transactions of the Portfolio are expected to consist exclusively of purchases and redemptions of shares of the underlying Atlas Funds. Such purchases and redemptions will be effected directly with the underlying Funds' transfer agent, at the then current net asset values of the underlying Funds, without the use of broker-dealers. Accordingly, the Portfolio does not anticipate incurring any brokerage commissions.


                       DETERMINATION OF NET ASSET VALUE


The net asset value per share of the Portfolio's shares is calculated once daily by the Trust as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. The net asset value per share is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The Portfolio's net asset value will be determined with reference to the net asset values of the underlying Atlas Funds and the percentage of the Portfolio's assets allocated to each underlying Atlas Fund. The following information pertains to the determination of net asset values for the underlying Atlas Funds.


BOND FUNDS.

The underlying Atlas Funds value portfolio securities including U.S.
Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Advisers deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The underlying Fund amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

The underlying Atlas Funds value long-term fixed-income obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. In circumstances where Advisers deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used.

The underlying Atlas Funds deem the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

Where market quotations are not readily available, the underlying Atlas Funds value securities (including restricted securities which are subject to limitations as to their sale) at fair value pursuant to methods approved by the Atlas Funds Board of Directors.

The fair value of any other assets is added to the value of securities, as described above to arrive at total assets.

Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.


MONEY MARKET FUND.

It is the Atlas U.S. Treasury Money Fund's policy to use its best efforts to maintain a constant per share price equal to $1.00.

The portfolio instruments of the Money Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The valuation of the Money Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act.

Under this rule, the Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Directors, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two national statistical rating organizations ("NRSROs"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Subadviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality. In accordance with the Rule the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The Rule also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Directors. In the event the Board of Directors determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


THE STOCK FUNDS.

The underlying Atlas Stock Funds value their portfolio securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. These procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Board of Directors, some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Directors to be the primary market for such security. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board. All other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board.

For purposes of determining the net asset value per share of each underlying Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

                       SHARE PURCHASES AND REDEMPTIONS

PFL Life places orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts. The shares of the Portfolio are purchased and redeemed at the net asset value of the Portfolio's shares as computed on the business day (a day that the Exchange is open for trading) immediately preceding the receipt of an order in proper form.

Although it is not expected to do so, the Trust may, from time to time, temporarily suspend the offering of shares of the Portfolio. During the period of such suspension, shareholders of the Portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

No fee is charged shareholders when they purchase or redeem Portfolio shares.


                              REDEMPTIONS IN KIND


It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for the Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Portfolio. The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Portfolio at the beginning of such period.


                                     TAXES


The Portfolio intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each of the underlying Atlas Funds has so qualified in the past and intends to continue to so qualify. If the Portfolio distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

To so qualify under Subchapter M, the Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, the Portfolio must also (a) derive less than 30% of its gross income (irrespective of losses) from the sale or other disposition of stock or securities held less than three months, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Even though the Portfolio qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Portfolio meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by the Portfolio in the current year and (ii) any amount on which the Portfolio pays income tax for the year. The Portfolio intends to continue to meet these distribution requirements to avoid the excise tax liability.

  Subchapter M, Section 817(h) of the Internal Revenue Code and the Investment Company Act of 1940 include requirements relating to the diversification of investments. The diversification requirements of these laws could require the sale of assets in the portfolio, which could have an adverse impact on the net asset value.

  Because the Trust is established as an investment for variable annuity contracts, the Internal Revenue Code imposes additional diversification requirements on the portfolio. Generally, these requirements are that at quarter end and for 30 days thereafter, no more than 55% of total assets may be in any one investment; no more than 70% in any two investments; no more than 80% in any three investments; and no more than 90% in any four investments.
Each underlying Atlas Fund is treated as a single investment.


                            ADDITIONAL INFORMATION


INDEPENDENT AUDITORS.


The Trust Board of Trustees has appointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. Deloitte & Touche LLP will conduct the annual audit of the Trust, and will assist in the preparation of the Portfolio's federal and state income tax returns and consult with the Trust as to matters of accounting and federal and state income taxation.


LEGAL OPINIONS.

The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP also acts as legal counsel for the Trust's Adviser and Distributor and the underlying Atlas Funds.


                              INVESTMENT RESULTS

The Trust may from time to time quote or otherwise use total return information for the Portfolio in advertisements, sales literature or in reports furnished to current or prospective shareholders.

The average annual compound rate of return is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

                                 P (1+T)n = EV

The formula assumes reinvestment of all dividends and distributions at net asset value on the reinvestment date determined by the Board and a complete redemption at the end of any period illustrated. The Portfolio will calculate total return for one, five and ten-year periods after such a period has elapsed. In addition, the Portfolio may provide lifetime average total return figures.

In addition to average annual returns, the Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted numerically or in a table, graph, or similar illustration. Performance information may be compared to the record of the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P
500), the Dow Jones Industrial Average (DJIA), and other widely recognized benchmark indicators over the same period. Tabular comparisons, hypothetical examples and explanatory illustrations may be used from recognized sources, which instead of comparing actual Portfolio performance, demonstrate performance of stocks, bonds, indices, averages, government or other securities, and other recognized benchmark economic and market indicators such as the rate of inflation. The Portfolio may have the ability to invest in securities not included in the S&P, DJIA or other indices and its investment portfolio may or may not be similar in composition to the indices. These indices and averages are based on the prices of unmanaged groups of stocks, and, unlike fund total returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.


COMPARISONS.

The Trust may, from time to time, compare specific features of the Portfolio to those available from comparable mutual funds. Advertisements or sales literature of the Trust may compare the results of an investment in the Portfolio with averages, rankings and indices, including, but not limited to the following:

    (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the averaging period, the maximum rates paid on some savings deposits were fixed by law.

    (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

    (3) Rankings by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets, and publishes averages on broad based categories of mutual funds and indexes of cumulative total returns for various periods.

The performance of the Portfolio's shares may be compared to those of other mutual funds having similar objectives, expressed as an average or as a rating or ranking prepared by IBC/Donoghue Organization, Wiesenberger Investment Company Service, Lipper Analytical Services, Inc., CDA Investment

Technologies, other recognized independent services which monitor the performance of mutual funds or other economic or market indicators from published sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds, Bills and Inflation". Similar comparisons may be made with respect to various benchmark securities, indices and averages which illustrate general market or economic performance. These comparisons may be illustrated by means of tables or of bar, pie, or mountain charts or other types of graphic illustrations, numerically, or by means of hypothetical examples and illustrations from recognized sources. Performance will be calculated by relating net asset value per share at the beginning of a period, assuming reinvestment of all gains, distributions and dividends paid during the period, to the net asset value at the end of the period.

Indices, averages and rankings prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., Ibbotson Associates and other similar providers of financial research data, may be used, as well as information provided by the Board of Governors of the Federal Reserve System.

Performance rankings, ratings, averages, indices and excerpts of comments, descriptions and other references or reviews of the Portfolios, their investment managers, policies, strategies, rankings, or other comparisons appearing in magazines, newspapers, investment newsletters, and other periodicals, including Money Magazine, Forbes, Fortune, Business Week, Wall Street Journal, New York Times, Los Angeles Times, Dallas Morning News, Barrons, Investors Daily, Mutual Fund Values, Facts, Changing Times, Ibbotson Associates, and others, may also be used.


                             FINANCIAL STATEMENTS


The Trust's audited financial statements for its initial fiscal period ended December 31, 1997, and for its fiscal years ended December 31, 1998 and 1999, as contained in the Annual Report for the fiscal year ended December 31, 1999 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the Securities and Exchange Commission. Any person not receiving the Annual Report previously or with this Statement should call or write the Trust to obtain a free copy.

                                  APPENDIX I

                            DESCRIPTION OF RATINGS


In general, the ratings of Moody's Investors Services, Inc., Standard & Poor's Corporation, and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers (if any) to evaluate potential investments.

After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them. If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.


MOODY'S INVESTORS SERVICE, INC. DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be overly moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTES AND VARIABLE RATE OBLIGATIONS.

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.


COMMERCIAL PAPER.

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S CORPORATION DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

AAA. Bonds which are rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds which are rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC and CC. Bonds which are rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C and D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.


NOTES.

SP-1. The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.


COMMERCIAL PAPER.

A-1. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1.

                                   APPENDIX II

                           INDUSTRY CLASSIFICATIONS


Aerospace/Defense                      Food and Drug Retailers
Air Transportation                     Gas Utilities*
Asset-Backed                           Gold
Auto and Equipment                     Health Care/Drugs
Automotive                             Health Care/Supplies & Services
Bank Holding Companies                 Homebuilders/Real Estate
Banks                                  Hotel/Gaming
Beverages                              Industrial Services
Broadcasting                           Information Technology
Broker-Dealers                         Insurance
Building Materials                     Leasing & Factoring
Cable Television                       Leisure
Chemicals                              Manufacturing
Commercial Finance                     Metals/Mining
Communication Equipment                Nondurable Household Goods
Computer Hardware                      Office Equipment
Computer Software                      Oil - Domestic
Conglomerates                          Oil - International
Consumer Finance                       Paper
Consumer Services                      Photography
Containers                             Publishing
Convenience Stores                     Railroads & Truckers
Department Stores                      Restaurants
Diversified Financial                  Savings & Loans
Diversified Media                      Shipping
Drug Wholesalers                       Special Purpose Financial
Durable Household Goods                Specialty Retailing
Education                              Specialty Printing
Electric Utilities                     Steel
Electrical Equipment                   Telecommunications - Long Distance
Electronics                            Telephone - Utility
Energy Services                        Textile, Apparel & Home Furnishings
Entertainment/Film                     Tobacco
Environmental                          Trucks and Parts
Food                                   Wireless Services

--------
* For purposes of the Portfolio's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

                                     PART C

                             ATLAS INSURANCE TRUST

                     -------------------------------------
                               OTHER INFORMATION
                     -------------------------------------





                             ATLAS INSURANCE TRUST

                           PART C: OTHER INFORMATION



ITEM 23. EXHIBITS:

     (a)  1. Certificate of Trust **
          2.  Agreement and Declaration of Trust*
     (b)  Bylaws for the Registrant.*
     (c)  Not Applicable.
     (d) Form of Investment Management Agreement between Atlas Advisers, Inc. and Registrant.*
     (e) Form of Principal Underwriting Agreement between Atlas Securities, Inc. and Registrant.*
     (f)  Not Applicable.
     (g) Form of Custodian Agreement between Investors Bank and Trust Company and Registrant.**
     (h)  1.  Form of Transfer Agency Agreement.**
          2. Form of Participation Agreement between PFL Life Insurance Company and Registrant.**
          3.  Form of Administrative Services Agreement**
     (i)  Opinion and Consent of Counsel.**
     (j)  Consent of Independent Auditors.
     (k)  Not Applicable.
     (l)  Letter of Understanding Relating to Initial Shares.**
     (m)  Not Applicable.
     (n)  Not Applicable.
     (o)  Not Applicable.
     (p)  Power of Attorney**

------------------
*   Previously filed with initial Registration Statement on January 31, 1997.

** Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on August 1, 1997.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Listed below are the direct or indirect wholly-owned subsidiaries of Golden West Financial Corporation.

                                                                     STATE OF
      NAME                                                         INCORPORATION
      ----                                                         -------------
World Savings and Loan Association................................  *
World Savings Bank, FSB...........................................  **
World Savings Bank, SSB...........................................  Texas
Atlas Securities, Inc.............................................  California
Atlas Advisers, Inc...............................................  California
1901 Corporation..................................................  California
Commerce Invest Company of Shawnee, Inc...........................  Kansas
World Mortgage Company............................................  Colorado
Golden West Savings Association Service, Co.......................  California
First S&L Shares, Inc.............................................  Colorado

--------
*  Federally chartered savings and loan association.
** Federally chartered savings bank.

ITEM 25. INDEMNIFICATION

Article V of Registrant's Declaration of Trust, filed herewith as Exhibit
1, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

To the extent permitted by the 1940 Act and Delaware law, the non-interested Trustees may also be indemnified by the Trust with respect to errors and omissions.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


INVESTMENT ADVISER--ATLAS ADVISERS, INC.

See the material following the captions "Management of the Trust" and "Investment Management and Other Services" appearing as a portion of Part B hereof.


ITEM 27. PRINCIPAL UNDERWRITERS


     (a) Registrant's principal underwriter also acts as the principal underwriter for Atlas Assets, Inc., 794 Davis Street, San Leandro, California 94577.

     (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:


                             POSITIONS AND                POSITIONS AND
   NAME AND PRINCIPAL         OFFICES WITH                 OFFICES WITH
   PLACE OF BUSINESS          UNDERWRITER                   REGISTRANT
   ------------------        -------------                -------------
Marion O. Sandler.......   Chairman, President    Chairman, President and Chief
 1901 Harrison Street      and Chief Executive    Executive Officer
 Oakland, CA 94612         Officer
James T. Judd...........   Director               N/A
 1901 Harrison Street
 Oakland, CA 94612
James H. Hubbell........   Director               N/A
 1901 Harrison Street
 Oakland, CA 94612
Larry E. LaCasse........   Group Senior Vice      Group Senior Vice President and
 794 Davis Street          President and Chief    Chief Operating Officer
 San Leandro, CA 94577     Operating Officer
W. Lawrence Key ........   Senior Vice            N/A
 794 Davis Street          President -- National
 San Leandro, CA 94577     Sales Manager
Steven J. Gray..........   Vice President, Chief  Vice President, Chief Legal
 794 Davis Street          Legal Counsel and      Counsel and Secretary
 San Leandro, CA 94577     Secretary
Mary Jane Fross.........   Vice President         N/A
 794 Davis Street          and Controller
 San Leandro, CA 94577


    (c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Trust Custodian, Investors Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

All previously furnished required undertakings have been satisfied.

                                  SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS AMENDMENT TO ITS REGISTRATION STATEMENT IN RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND IT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO
BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF SAN LEANDRO, AND THE STATE OF CALIFORNIA, ON APRIL 15, 1999.


                               Atlas Insurance Trust (Registrant)

                                          By: /s/      Marion O. Sandler
                                             ----------------------------------
                                              MARION O. SANDLER CHAIRMAN, CHIEF
                                              EXECUTIVE OFFICER AND PRESIDENT

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

        SIGNATURE                     TITLE                   DATE
/s/  Marion O. Sandler*     Chief Executive Officer,      APRIL 15, 2000
-------------------------    President, and Chairman
    MARION O. SANDLER


/s/  Russell W. Kettell*    Trustee                       APRIL 15, 2000
-------------------------
    RUSSELL W. KETTELL


/s/  Barbara A. Bond*       Trustee                       APRIL 15, 2000
-------------------------
    BARBARA A. BOND


/s/  Daniel L. Rubinfeld    Trustee                       APRIL 15, 2000
-------------------------
    DANIEL L. RUBINFELD


/s/  David J. Teece*        Trustee                       APRIL 15, 2000
-------------------------
    DAVID J. TEECE


/s/ Gene A. Johnson         Assistant Vice President      APRIL 15, 2000
-------------------------    and Treasurer
    GENE A. JOHNSON


*By:  /s/ Larry E. LaCasse
     --------------------------
     Larry E. LaCasse
     Attorney-in-Fact
     Pursuant to Power of Attorney
     previously filed